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                            FORM 8-K

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549






                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported):
                         January 17, 1996



                 THE MAY DEPARTMENT STORES COMPANY
     (Exact name of Registrant as specified in its charter)

   New York                   I-79               43-0398035
(State or other           (Commission         (IRS Employer
jurisdiction of           File Number)        Identification No.)
incorporation)



  611 Olive Street, St. Louis, Missouri               63101
(Address of principal executive offices)           (Zip code)



       Registrant's telephone number, including area code:
                          (314) 342-6300






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Item 5.   Other Events.


      On January 17, 1996, Registrant announced that it intends to spin-off Payless ShoeSource, Inc., its chain of self-service family shoe stores, as an independent company. The shares of Payless will be distributed to Registrant's shareowners in a tax-free transaction. The spin-off is expected to be completed in late Spring 1996. Following the anticipated spin-off, senior management of Payless, including Steven J. Douglass, chairman and chief executive officer of Payless, and Richard A. Jolosky, President of Payless, would continue with Payless.




Item 7.   Financial Statements and Exhibits.

(c)  Exhibits.  The following documents are filed as Exhibits.

                                                     Sequential
                                                     Numbering
                                                     System
Exhibit No.    Exhibit                               Page Number

     99-1      Press Release dated January 17, 1996      5
























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                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              THE MAY DEPARTMENT STORES COMPANY



Dated:  January 17, 1996      By:     /s/ Richard A. Brickson


                                   Richard A. Brickson
                                   Secretary and Senior Counsel
































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                       INDEX TO EXHIBITS



                                                     Sequential
                                                     Numbering
                                                     System
Exhibit No.    Exhibit                               Page Number

     99-1      Press Release dated January 17, 1996      5








































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